SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  January  30, 2001
(Date of earliest event reported)

Commission File No.:  333-77215-05



                    Morgan Stanley Dean Witter Capital I Inc.
             (Exact name of registrant as specified in its charter)
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       Delaware                                          13-3291626
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(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
    of Incorporation)



1585 Broadway, New York, New York                                   10036
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(Address of Principal Executive Office)                          (Zip Code)



                                 (212) 761-4000
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              (Registrant's telephone number, including area code)

ITEM 2.     Acquisition Or Disposition of Assets.
            ------------------------------------

            On January 30, 2001, a series of certificates, entitled Morgan Stanley Dean Witter Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-PPM (the "Certificates"), were issued pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2001 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Morgan Stanley Dean Witter Capital I Inc., as depositor, CapMark Services, L.P., as master servicer, PPM Finance, Inc., as special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee. The Certificates consist of nineteen classes identified as "Class A-1 Certificates," Class A-2 Certificates," "Class A-3 Certificates," "Class X Certificates," "Class B Certificates," "Class C Certificates," "Class D Certificates," "Class E Certificates," "Class F Certificates," "Class G Certificates," "Class H Certificates," "Class J Certificates," "Class K Certificates," "Class L Certificates," "Class M Certificates," "Class N Certificates," "Class O Certificates," "Class R-I Certificates" and "Class R-II Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund consisting primarily of a segregated pool of 132 fixed rate, commercial and multifamily mortgage loans having, as of the close of business on January 1, 2001, an aggregate principal balance of $623,573,070 after taking account all payments of principal due on the Mortgage Loans on or before such date, whether received or not.

            The Class A-1 Certificates have an initial Certificate Balance of $127,296,000. The Class A-2 Certificates have an initial Certificate Balance of $189,000,000. The Class A-3 Certificates have an initial Certificate Balance of $215,300,000. The Class B Certificates have an initial Certificate Balance of $15,589,000. The Class C Certificates have an initial Certificate Balance of $17,148,000. The Class D Certificates have an initial Certificate Balance of $5,456,000. The Class E Certificates have an initial Certificate Balance of $10,913,000. The Class F Certificates have an initial Certificate Balance of $4,677,000. The Class G Certificates have an initial Certificate Balance of $8,574,000. The Class H Certificates have an initial Certificate Balance of $9,353,000. The Class J Certificates have an initial Certificate Balance of $3,118,000. The Class K Certificates have an initial Certificate Balance of $3,118,000. The Class L Certificates have an initial Certificate Balance of $4,677,000. The Class M Certificates have an initial Certificate Balance of $1,559,000. The Class N Certificates have an initial Certificate Balance of $1,559,000. The Class O Certificates have an initial Certificate Balance of $6,236,069. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.


ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

      Exhibit No.             Description
      -----------             -----------

      4.1                     Pooling and Servicing Agreement, dated
                              as of January 1, 2001, among Morgan Stanley Dean Witter Capital I Inc, as depositor, CapMark Services, L.P., as master servicer, PPM Finance, Inc., as special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       MORGAN STANLEY DEAN WITTER CAPITAL I INC.



                                       By: /s/ Andrew Berman
                                          -------------------------
                                          Name:  Andrew Berman
                                          Title: Vice President


Date:  February 13, 2001

                                INDEX TO EXHIBITS



                                                                 Paper (P) or
Exhibit No.            Description                               Electronic (E)
-----------            -----------                               --------------

   4.1                 Pooling and Servicing Agreement, dated         E
                       as of January 1, 2001, among Morgan
                       Stanley Dean Witter Capital I Inc, as
                       depositor, CapMark Services, L.P., as
                       master servicer, PPM Finance, Inc., as
                       special servicer, and Wells Fargo Bank
                       Minnesota, N.A., as trustee.